UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2016

Date of reporting period:  February 29, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report

Experienced People Consistent Philosophy Disciplined Process

Geneva Advisors Funds

Geneva Advisors All Cap Growth Fund
Class R Shares (GNVRX)
Class I Shares (GNVIX)

Geneva Advisors Equity Income Fund
Class R Shares (GNERX)
Class I Shares (GNEIX)

Geneva Advisors International Growth Fund
Class R Shares (GNFRX)
Class I Shares (GNFIX)

Geneva Advisors Small Cap Opportunities Fund
Class R Shares (GNORX)
Class I Shares (GNOIX)

Geneva Advisors Emerging Markets Fund
Class R Shares (GNLRX)
Class I Shares (GNLIX)

February 29, 2016
Investment Advisor

Geneva Advisors, LLC
181 W. Madison Street, Suite 3575
Chicago, IL 60602

Phone:  1-877-343-6382

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLES	6
INVESTMENT HIGHLIGHTS	9
SCHEDULES OF INVESTMENTS	24
STATEMENTS OF ASSETS AND LIABILITIES	42
STATEMENTS OF OPERATIONS	44
STATEMENTS OF CHANGES IN NET ASSETS	46
FINANCIAL HIGHLIGHTS	51
NOTES TO FINANCIAL STATEMENTS	61
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	76
NOTICE OF PRIVACY POLICY & PRACTICES	82
ADDITIONAL INFORMATION	83

April 2016

Dear Client:

The Geneva Advisors All Cap Growth Fund’s Retail Class had a -9.04% return for the six months ended February 29, 2016 versus -2.20% for the Russell 3000 Growth Total Return Index.  The Fund’s Institutional Class had a return of -8.88% for the same period. The top sectors contributing to the All Cap Growth Fund’s performance for the period were Energy and Materials.  The sectors underperforming were Information Technology, Consumer Staples and Telecommunication Services.  The top stocks contributing to performance for the period were Facebook, Edwards Lifesciences and MarketAxess Holdings.  Stocks that detracted from performance the most were Chipotle and SBA Communications.

For the six months ended February 29, 2016 the Geneva Advisors Equity Income Fund’s Retail Class returned -8.16% and the Institutional Class had a return of -7.99% versus -2.03% for the benchmark, Russell 1000 Total Return Index.  The top contributing sectors to performance were Health Care and Consumer Discretion.  The bottom contributors were Industrials and Consumer Staples.  The top performing holdings were CyrusOne, Microsoft and Starbucks.  The underperforming holdings were Macquarie Infrastructure, Och-Ziff Capital Management and Blackstone Group.

The Geneva Advisors International Growth Fund Retail Share Class returned -6.24% for the six months ended February 29, 2016, compared to -8.46% for the Russell Global Ex US Total Return Index and the -9.29% return for the MSCI EAFE Index.  The institutional share class for the fund returned -6.09% for the same period. The top contributing sectors for the strategy were Financials and Information Technology.  The bottom contributors were Consumer Staples and Industrials.  The top performing holdings were Baidu, Inc, Dollarama and Embraer S.A. while the bottom performing holdings were NXP Semiconductors, AerCap Holdings and Nidec Corp.

The Geneva Advisors Small Cap Opportunities Fund Retail share class returned -11.93% for the six months ended February 29, 2016 versus the Russell 2000 Growth Index returns of -13.47%. The Institutional share class returned -11.76% for the same six-month period. The top performing sectors were Health Care and Consumer Discretionary while the bottom performing sectors were Consumer Staples and Information Technology. The top performing holdings were MarketAxess and Five Below while the bottom performing holdings were LDR Holding Corp and United Natural Foods.

For the six months ended February 29, 2016 the Geneva Advisors Emerging Markets Fund’s Retail Class returned -6.90% and the Institutional Class had a return of -6.69% versus -8.85% for the benchmark, MSCI EM (Emerging Markets) Index.  The top contributing sectors to performance were Financials and Consumer Staples.  The bottom contributors were Industrials and Utilities.  The top performing holdings were SABMiller and Eurocash.  The underperforming holdings were ICICI Bank, Alliance Global and Autohome, Inc.

The S&P 500 finished 2015 roughly where it began, but 2015 was far from uneventful. The year was marked by market corrections, panics and rallies. Volatility has continued in 2016 with markets around the globe experiencing sharp declines.  History informs us that periodic volatility was a normal occurrence for decades, though investors recently have forgotten this under the dampening impact of quantitative easing. Global central banks, deflation, China and commodity price swings all contributed to investor anxiety and to a volatile period for nearly all investments.

On December 16, 2015, the Federal Reserve announced its first interest rate increase in nine years. Despite being perhaps the most widely anticipated rate hike in history, the increase drama ended as a non-event. There is modest immediate effect on mortgage and longer-term debt and little new impact on variable rate debt. The narrative accompanying the rate increase was that future actions would not be based simply on improving subjective forecasts. There will have to be actual improved economic data to trigger rate advances. Given that this data have not been improving at a macro-economic level, this implies more gradual rate increases.

We believe that recent market turbulence is a reflection of broader investor sentiment and emotion, perhaps from investors that are misallocated and/or leveraged in their investment portfolios. The vast majority of current market sentiment has little fundamental impact on the companies we own.  We continued to own what we believe are durable companies with solid balance sheets that can demonstrate sustainable growth. While we are not brushing off the current stress of the capital markets, in our opinion there are now opportunities to own great companies at reasonable valuations.

We continue to favor companies within the consumer discretionary, health care and technology sectors. We believe we own solid companies with dominant competitive positions, strong balance sheets.

We believe investors should not be afraid of slower macro-economic growth path but should place an emphasis on company-specific factors that allow for great businesses to grow and prosper in spite of slower economic growth. We believe this environment will differentiate the overleveraged, unsustainable companies from those with durable businesses and strong balance sheets. We have not seen this sort of rational thought for some time. We are genuinely excited by the investment opportunities this environment presents and we continue to seek out specific companies with great growth potential over time.

As always, we thank you for your trust and confidence in our services.  The Principals of Geneva, our families and employees remain significant investors along with clients in our Funds. We have also continued to invest in Geneva and maintain our dedication as we seek to deliver long-term investment performance.

Best Regards,

Geneva Advisors

Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

The Geneva Advisors All Cap Growth Fund(All Cap Growth Fund), Geneva Advisors Equity Income Fund (Equity Income Fund), Geneva Advisors International Growth Fund (International Growth Fund), Geneva Advisors Small Cap Opportunities Fund (Small Cap Opportunities Fund), and Geneva Advisors Emerging Markets Fund (Emerging Markets Fund) (each, a “Fund”, and together the “Funds” or “Geneva Advisors Funds”) may invest in small, mid and/or micro cap companies which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in American Depositary Receipts (ADRs), in foreign securities and emerging markets which involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Funds may invest in growth stocks, which are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  The Equity Income Fund may invest in Master Limited Partnerships (MLPs).  Investment returns of MLPs are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  The Equity Income Fund may invest in Real Estate Investment Trusts (REITs), which involved additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.  The Funds may invest in other investment companies, including Exchange-Traded Funds (ETFs), and will bear additional expenses the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Funds also will incur brokerage costs when it purchases and sells ETFs.

The Russell 3000 Growth Total Return Index consists of the growth segment of the 3,000 companies in the Russell 300 Index.  The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% in the investable U.S. equity market.  One cannot invest directly in an index.

The Russell 1000 Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

The S&P 500 Index includes 500 leading companies in leading industries of the U.S. economy.  Although the S&P 500 focuses on the large cap segment of the market, it is also a proxy for the total market.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe.  It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 1000 Total Return Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

The Russell Global Index ex-US Index selects, ranks, and weights securities by fundamental measures of company size as opposed to market capitalization. The fundamental overall company scores are created using as the universe the members of the Russell Global ex-U.S. Index.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

MSCI EM (Emerging Markets) Index is a float-adjusted market capitalization index that consists of indices in 21 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Must be preceded or accompanied by a prospectus.

The Geneva Advisors Funds are distributed by Quasar Distributors, LLC

Geneva Advisors Funds
Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and shareholder servicing fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/15 - 2/29/16).

Actual Expenses

The first table provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of ETFs or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the direct expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, and fund administration and accounting, custody and transfer agent fees. You may use the information in the first table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are

Geneva Advisors Funds
Expense Examples (Unaudited) (Continued)

meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Based on Actual Fund Returns

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	9/1/15	2/29/16	9/1/15 - 2/29/16	Expense Ratio
All Cap Growth Fund*
Class R	$1,000.00	$909.60	$6.88	1.45%
Class I	$1,000.00	$911.20	$5.23	1.10%

Equity Income Fund*
Class R	$1,000.00	$918.40	$6.92	1.45%
Class I	$1,000.00	$920.10	$5.25	1.10%

International Growth Fund*
Class R	$1,000.00	$937.60	$6.99	1.45%
Class I	$1,000.00	$939.10	$5.30	1.10%

Small Cap Opportunities Fund*
Class R	$1,000.00	$880.70	$6.69	1.43%
Class I	$1,000.00	$882.40	$5.05	1.08%

Emerging Markets Fund*
Class R	$1,000.00	$931.00	$7.68	1.60%
Class I	$1,000.00	$933.10	$6.01	1.25%

*
Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (182), then divided by the number of days in the most recent 12-month period (366).

Geneva Advisors Funds
Expense Examples (Unaudited) (Continued)

Based on Hypothetical 5% Yearly Returns

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	9/1/15	2/29/16	9/1/15 - 2/29/16	Expense Ratio
All Cap Growth Fund*
Class R	$1,000.00	$1,017.70	$7.27	1.45%
Class I	$1,000.00	$1,019.45	$5.52	1.10%

Equity Income Fund*
Class R	$1,000.00	$1,017.70	$7.27	1.45%
Class I	$1,000.00	$1,019.45	$5.52	1.10%

International Growth Fund*
Class R	$1,000.00	$1,017.70	$7.27	1.45%
Class I	$1,000.00	$1,019.45	$5.52	1.10%

Small Cap Opportunities Fund*
Class R	$1,000.00	$1,017.75	$7.17	1.43%
Class I	$1,000.00	$1,017.75	$5.42	1.08%

Emerging Markets Fund*
Class R	$1,000.00	$1,016.94	$8.02	1.60%
Class I	$1,000.00	$1,018.65	$6.27	1.25%

*
Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (182), then divided by the number of days in the most recent 12-month period (366).

Geneva Advisors All Cap Growth Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies without regard to market capitalizations. The Fund’s investment strategy focuses on identifying stocks within multiple industry groups. Using quantitative and qualitative measures established by the Advisor, the Fund seeks to purchase common stocks that have stronger relative performance than other common stocks. The Fund’s allocation of portfolio holdings as of February 29, 2016 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Geneva Advisors All Cap Growth Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of February 29, 2016

	Annualized
			Since
	One	Five	Inception
	Year	Years	(9/28/07)
Class R	(10.62)%	3.73%	3.51%
Class I	(10.32)%	4.08%	3.83%
Russell 3000 Growth Total Return Index	(5.98)%	10.63%	6.69%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on September 28, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 3000 Growth Total Return Index consists of the growth segment of the 3,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% in the investable U.S. equity market. One cannot invest directly in an index.

Geneva Advisors All Cap Growth Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors All Cap Growth Fund – Class R
Growth of $10,000 Investment

Geneva Advisors All Cap Growth Fund – Class I
Growth of $100,000 Investment

*  Inception Date

Geneva Advisors Equity Income Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is current income, with a secondary objective of modest capital appreciation. The Fund seeks to achieve its investment objective by investing in publicly traded securities without regard to market capitalizations. The Fund’s investment strategy focuses on identifying stocks within multiple industry groups. The Fund seeks to generate current income while providing a modest amount of capital appreciation. The Fund has wide flexibility in types of securities used to generate a current income yield. The Fund’s allocation of portfolio holdings as of February 29, 2016 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Geneva Advisors Equity Income Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of February 29, 2016

	Annualized
			Since
	One	Five	Inception
	Year	Years	(4/30/10)
Class R	(17.03)%	5.38%	8.29%
Class I	(16.73)%	5.74%	8.66%
Russell 1000 Value Total Return Index	(9.41)%	8.81%	9.58%
Russell 1000 Total Return Index(1)	(7.21)%	9.92%	10.95%

(1)	The Russell 1000 Total Return Index has replaced the Russell 1000 Value Total Return as the primary benchmark as it is a more appropriate comparison.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on April 30, 2010, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 1000 Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The Russell 1000 Total Return Index is an index of approximately 1,000 of the largest companies in the U.S. equity markets. One cannot invest directly in an index.

Geneva Advisors Equity Income Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors Equity Income Fund – Class R
Growth of $10,000 Investment

Geneva Advisors Equity Income Fund – Class I
Growth of $100,000 Investment

*  Inception Date

Geneva Advisors International Growth Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. and foreign issuers without regard to market capitalizations. The Fund typically invests in securities of issuers from at least three or more non-U.S. countries, with at least 40% of the Fund’s net assets invested in securities of foreign issuers. The Fund’s allocation of portfolio holdings as of February 29, 2016 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

*  For additional details on allocation of portfolio holdings by country, please see the Schedule of Investments.

Geneva Advisors International Growth Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of February 29, 2016

		Since
	One	Inception
	Year	(5/30/13)
Class R	(17.26)%	(1.70)%
Class I	(16.98)%	(1.33)%
MSCI ACWI ex USA Index	(17.37)%	(3.30)%
Russell Global ex US Index(1)	(16.14)%	(2.54)%

(1)	The Russell Global ex US Index has replaced the MSCI ACWI ex USA Index as the primary benchmark as it is a more appropriate comparison.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on May 30, 2013, the inception date of the Fund. The graph does not reflect any future performance.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The Russell Global ex US Index measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. You cannot invest directly in an index.

Geneva Advisors International Growth Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors International Growth Fund – Class R
Growth of $10,000 Investment

Geneva Advisors International Growth Fund – Class I
Growth of $100,000 Investment

*  Inception Date

Geneva Advisors Small Cap Opportunities Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of small-cap U.S. companies. Equity securities in which the Fund may invest also include other investment companies and ETFs that invest in the equity securities of small-cap companies. The Fund’s allocation of portfolio holdings as of February 29, 2016 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Geneva Advisors Small Cap Opportunities Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of February 29, 2016

		Since
	One	Inception
	Year	(12/27/13)
Class R	(17.92)%	(6.88)%
Class I	(17.65)%	(6.56)%
Russell 2000 Growth Total Return Index	(16.65)%	(3.49)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on December 27, 2013, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 2000 Growth Total Return Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price to value ratios and higher forecasted growth values. One cannot invest directly in an index.

Geneva Advisors Small Cap Opportunities Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors Small Cap Opportunities Fund – Class R
Growth of $10,000 Investment

Geneva Advisors Small Cap Opportunities Fund – Class I
Growth of $100,000 Investment

*  Inception Date

Geneva Advisors Emerging Markets Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common and preferred stocks of companies located in emerging market countries without regard to market capitalization.  The Fund may invest in companies whose securities are traded on a U.S. exchange, and denominated in U.S. dollars, in the form of ADRs.  Equity securities in which the Fund may invest also include other investment companies and ETFs that invest in equity securities of companies located in emerging markets. The Fund’s allocation of portfolio holdings as of February 29, 2016 is shown below.

Allocation of Portfolio Holdings*
(% of Investments)

* For additional details on allocation of portfolio holdings by country, please see the Schedule of Investments.

Geneva Advisors Emerging Markets Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of February 29, 2016

		Since
	One	Inception
	Year	(11/26/14)
Class R	(25.82)%	(23.37)%
Class I	(25.64)%	(23.16)%
MSCI Emerging Markets Net Index	(23.41)%	(20.26)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on November 26, 2014, the inception date of the Fund. The graph does not reflect any future performance.

MSCI Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. One cannot invest directly in an index.

Geneva Advisors Emerging Markets Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors Emerging Markets Fund – Class R
Growth of $10,000 Investment

Geneva Advisors Emerging Markets Fund – Class I
Growth of $100,000 Investment

*  Inception Date

Geneva Advisors All Cap Growth Fund
Schedule of Investments
February 29, 2016 (Unaudited)

	Shares	Value

COMMON STOCKS 97.65%

Aerospace & Defense 1.23%
B/E Aerospace, Inc.	37,925	$1,654,288

Banks 0.79%
First Republic Bank	17,392	1,070,304

Biotechnology 5.64%
Celgene Corp. (a)	57,008	5,748,117
Regeneron Pharmaceuticals, Inc. (a)	4,831	1,855,200
		7,603,317
Chemicals 3.39%
Ecolab, Inc.	15,162	1,554,863
Sherwin-Williams Co.	11,112	3,005,796
		4,560,659
Diversified Consumer Services 0.75%
Bright Horizons Family Solutions, Inc. (a)	15,943	1,010,308

Diversified Financial Services 5.52%
MarketAxess Holdings, Inc.	30,598	3,624,639
McGraw Hill Financial, Inc.	42,524	3,816,104
		7,440,743
Diversified Telecommunication Services 1.46%
SBA Communications Corp. (a)	20,774	1,971,245

Electrical Equipment 2.16%
Acuity Brands, Inc.	13,872	2,905,213

Food & Staples Retailing 1.73%
CVS Health Corp.	23,995	2,331,594

Health Care Equipment & Supplies 8.96%
Align Technology, Inc. (a)	58,005	3,830,070
Edwards Lifesciences Corp. (a)	59,424	5,169,888
IDEXX Laboratories, Inc. (a)	42,031	3,074,988
		12,074,946

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Schedule of Investments (Continued)
February 29, 2016 (Unaudited)

	Shares	Value
Health Care Providers & Services 4.64%
Acadia Healthcare Co., Inc. (a)	56,847	$3,149,892
Centene Corp. (a)	54,432	3,100,447
		6,250,339
Hotels, Restaurants & Leisure 6.40%
Chipotle Mexican Grill, Inc. (a)	4,927	2,508,631
Starbucks Corp.	104,998	6,111,934
		8,620,565
Internet & Catalog Retail 5.61%
Amazon.com, Inc. (a)	13,688	7,562,894

Internet Software & Services 8.28%
Alphabet, Inc. - Class A (a)	3,623	2,598,488
Facebook, Inc. - Class A (a)	80,037	8,557,556
		11,156,044
IT Services 12.55%
Alliance Data Systems Corp. (a)	14,413	3,028,604
FleetCor Technologies, Inc. (a)	16,150	2,062,193
Gartner, Inc. (a)	44,769	3,688,966
MasterCard, Inc.	73,273	6,368,889
Vantiv, Inc. (a)	33,773	1,757,547
		16,906,199
Life Sciences Tools & Services 1.86%
ICON, PLC (a)(b)	35,268	2,509,671

Machinery 2.32%
Middleby Corp. (a)	33,818	3,131,547

Professional Services 0.84%
Robert Half International, Inc.	28,665	1,129,114

Semiconductors & Semiconductor Equipment 1.33%
ARM Holdings PLC - ADR	43,883	1,797,887

Software 12.80%
Adobe Systems, Inc. (a)	32,691	2,783,639
Manhattan Associates, Inc. (a)	92,047	5,086,517
Salesforce.com, Inc. (a)	61,115	4,140,541

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Schedule of Investments (Continued)
February 29, 2016 (Unaudited)

	Shares	Value
Software 12.80% (Continued)
Tyler Technologies, Inc. (a)	35,026	$4,214,329
Ultimate Software Group, Inc. (a)	5,958	1,023,346
		17,248,372
Specialty Retail 7.33%
Tractor Supply Co.	60,229	5,093,567
Ulta Salon Cosmetics & Fragrance, Inc. (a)	28,907	4,775,147
		9,868,714
Textiles, Apparel & Luxury Goods 2.06%
Nike, Inc.	45,011	2,772,227
TOTAL COMMON STOCKS (Cost $95,939,404)		131,576,190

SHORT-TERM INVESTMENTS 2.38%
Money Market Fund 2.38%
Fidelity Institutional Money Market Portfolio	3,202,938	3,202,938
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,202,938)		3,202,938

Total Investments (Cost $99,142,342) 100.03%		134,779,128
Liabilities in Excess of Other Assets (0.03)%		(45,861)
TOTAL NET ASSETS 100.00%		$134,733,267

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.

Abbreviations:
ADR	American Depositary Receipt
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Geneva Advisors, LLC.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments
February 29, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS 82.25%

Aerospace & Defense 5.80%
B/E Aerospace, Inc.	112,927	$4,925,876
Boeing Co.	58,856	6,955,602
		11,881,478
Air Freight & Logistics 1.82%
United Parcel Service, Inc.	38,690	3,735,519

Banks 4.43%
JPMorgan Chase & Co.	161,067	9,068,072

Biotechnology 1.45%
AbbVie, Inc.	54,433	2,972,586

Capital Markets 4.68%
BlackRock, Inc.	8,835	2,756,166
Blackstone Group LP	165,468	4,297,204
TD Ameritrade Holding Corp.	88,208	2,520,985
		9,574,355
Chemicals 1.56%
Monsanto Co.	35,386	3,184,386

Electric Utilities 1.02%
Brookfield Infrastructure Partners LP (a)	55,511	2,089,989

Food & Staples Retailing 3.34%
Walgreens Boots Alliance Inc.	86,538	6,831,310

Food Products 0.74%
Mondelez International, Inc.	37,253	1,509,864

Health Care Equipment & Supplies 3.31%
Becton, Dickinson & Co.	46,028	6,786,829

Health Care Providers & Services 4.86%
Anthem, Inc.	37,717	4,929,235
Cardinal Health, Inc.	61,545	5,028,226
		9,957,461

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments (Continued)
February 29, 2016 (Unaudited)

	Shares	Value
Hotels, Restaurants & Leisure 5.37%
Six Flags Entertainment Corp.	52,648	$2,677,677
Starbucks Corp.	142,827	8,313,960
		10,991,637
Household Durables 1.76%
Whirlpool Corp.	23,152	3,595,969

Media 5.92%
Comcast Corp.	133,211	7,690,271
Time Warner, Inc.	66,856	4,425,867
		12,116,138
Oil, Gas & Consumable Fuels 6.03%
Enterprise Products Partners LP	102,442	2,394,069
Magellan Midstream Partners LP	124,265	8,397,829
Sunoco LP	51,773	1,555,779
		12,347,677
Pharmaceuticals 5.38%
Bristol-Myers Squibb Co.	95,414	5,908,989
Merck & Co., Inc.	101,893	5,116,048
		11,025,037
Real Estate Management & Development 2.49%
Brookfield Asset Management, Inc. (a)	166,091	5,092,350

Road & Rail 2.50%
Union Pacific Corp.	64,807	5,110,680

Semiconductors & Semiconductor Equipment 2.52%
Microchip Technology, Inc.	115,781	5,151,097

Software 5.35%
Microsoft Corp.	215,266	10,952,734

Specialty Retail 4.20%
Home Depot, Inc.	49,931	6,197,436
L Brands, Inc.	28,312	2,400,574
		8,598,010

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments (Continued)
February 29, 2016 (Unaudited)

	Shares	Value
Technology Hardware, Storage & Peripherals 3.85%
Apple, Inc.	81,555	$7,885,553

Trading Companies & Distributors 0.82%
Fortress Transportation and Infrastructure Investors, LLC	183,508	1,684,603

Transportation Infrastructure 3.05%
Macquarie Infrastructure Corp.	102,258	6,242,851
TOTAL COMMON STOCKS (Cost $156,439,392)		168,386,185

REAL ESTATE INVESTMENT TRUSTS 8.25%
American Tower Corp.	101,056	9,317,364
CyrusOne, Inc.	191,183	7,578,494
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $13,729,468)		16,895,858

SHORT-TERM INVESTMENTS 9.36%
Money Market Fund 9.36%
Fidelity Institutional Money Market Portfolio	19,163,787	19,163,787
TOTAL SHORT-TERM INVESTMENTS
(Cost $19,163,787)		19,163,787

Total Investments (Cost $189,332,647) 99.86%		204,445,830
Other Assets in Excess of Liabilities 0.14%		289,914
TOTAL NET ASSETS 100.00%		$204,735,744

Percentages are stated as a percent of net assets.

(a)	Foreign issued security.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Geneva Advisors, LLC.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Schedule of Investments
February 29, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS 98.68%

Australia 0.98%
BHP Billiton Ltd.	14,966	$168,749

Brazil 1.47%
Embraer SA - ADR	8,450	253,247

Canada 8.19%
Brookfield Asset Management, Inc.	5,870	179,974
Canadian National Railway, Co.	4,851	280,873
Dollarama, Inc.	7,930	461,617
Ritchie Bros. Auctioneers, Inc.	20,466	489,342
		1,411,806
China 6.01%
Baidu, Inc. - ADR (a)	2,150	372,853
Nord Anglia Education, Inc. (a)	16,726	324,317
Tencent Holdings Ltd.	18,500	338,504
		1,035,674
Denmark 4.50%
Novo Nordisk A/S - ADR	9,534	490,047
Pandora A/S	2,272	286,813
		776,860
France 6.84%
Hermes International	1,284	438,135
JCDecaux SA	7,000	274,569
Orpea	3,591	296,360
Safran SA	2,759	170,944
		1,180,008
Germany 4.01%
Continental AG	1,793	356,876
Deutsche Boerse AG	2,138	175,785
Symrise AG	2,500	159,414
		692,075
Hong Kong 1.47%
AIA Group Ltd.	49,500	252,713

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Schedule of Investments (Continued)
February 29, 2016 (Unaudited)

	Shares	Value
India 2.64%
HDFC Bank Ltd. - ADR	8,626	$455,625

Indonesia 1.40%
Indofood CBP Sukses Makmur Tbk PT	205,000	241,188

Ireland 3.59%
ICON, PLC (a)	8,694	618,665

Italy 2.04%
Luxottica Group SpA - ADR	6,150	352,272

Japan 15.02%
Calbee, Inc.	6,750	273,217
FANUC Corp.	3,217	472,385
Hoya Corp.	11,100	401,118
Keyence Corp.	910	470,327
Kose Corp.	2,857	245,626
Nidec Corp.	6,900	462,166
Tokio Marine Holdings, Inc.	7,600	264,951
		2,589,790
Mexico 1.62%
Fomento Economico Mexicano SAB de CV - ADR	2,994	280,209

Netherlands 7.56%
ASML Holding NV - ADR	4,766	433,801
InterXion Holding NV (a)	12,145	379,167
NXP Semiconductors NV (a)	6,884	490,416
		1,303,384
Norway 2.85%
Statoil ASA - ADR	33,700	490,672

Republic of Korea 1.38%
Amorepacific Corp.	800	237,933

South Africa 0.98%
Sasol Ltd.	6,300	169,535

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Schedule of Investments (Continued)
February 29, 2016 (Unaudited)

	Shares	Value
Spain 5.36%
Amadeus IT Holding SA	11,378	$456,722
Grifols SA - ADR	29,919	466,736
		923,458
Sweden 2.08%
Assa Abloy AB	18,676	358,053

Switzerland 2.88%
Chubb Ltd.	2,842	328,336
Julius Baer Gruppe Ltd. (a)	4,200	167,579
		495,915
United Kingdom 10.31%
ARM Holdings PLC - ADR	12,517	512,822
Diageo PLC - ADR	2,402	246,445
InterContinental Hotels Group PLC	12,353	463,995
London Stock Exchange Group PLC	4,850	179,685
Reckitt Benckiser Group PLC	2,160	196,754
Rightmove PLC	3,277	178,306
		1,778,007
United States 5.50%
Euronet Worldwide, Inc. (a)	4,475	293,292
Lululemon Athletica, Inc. (a)	5,536	347,273
Mead Johnson Nutrition, Co.	4,162	306,989
		947,554
TOTAL COMMON STOCKS (Cost $16,971,191)		17,013,392

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Schedule of Investments (Continued)
February 29, 2016 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS 1.15%

Money Market Fund 1.15%
Fidelity Institutional Money Market Portfolio	199,002	$199,002
TOTAL SHORT-TERM INVESTMENTS
(Cost $199,002)		199,002

Total Investments (Cost $17,170,193) 99.83%		17,212,394
Other Assets in Excess of Liabilities 0.17%		29,302
TOTAL NET ASSETS 100.00%		$17,241,696

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

Abbreviations:
AB	Aktiebolag is a Swedish term for limited company or corporation.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term for stock corporations.
A/S	Aktieselskap is the Danish term for a stock company, which signifies that shareholders have limited liability.
ASA	Allmennaksjeselskap is a Norwegian term, which signifies that the company is listed in the stock-exchange.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company is a publicly traded company, which signifies that shareholders have limited liability.
PT	Perseroan Terbuka is an Indonesian term for a limited liability company.
SA	Abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SAB de CV	Sociedad Anonima Busastil de Capital Varible is a term for a publicly traded company in Mexico.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund
Schedule of Investments
February 29, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS 95.95%

Air Freight & Logistics 2.06%
Forward Air Corp.	4,870	$198,306

Beverages 1.40%
Boston Beer Co., Inc. (a)	716	134,687

Biotechnology 2.16%
BioSpecifics Technologies Corp. (a)	1,823	64,717
Ligand Pharmaceuticals, Inc. (a)	1,547	142,757
		207,474
Building Products 4.06%
Caesarstone Sdot-Yam, Ltd. (a)(b)	4,449	164,969
Trex Co, Inc. (a)	5,240	225,687
		390,656
Capital Markets 1.86%
Artisan Partners Asset Management, Inc.	4,051	114,967
WisdomTree Investments, Inc.	5,436	64,417
		179,384
Commercial Services & Supplies 2.88%
Mobile Mini, Inc.	3,105	89,238
Ritchie Bros. Auctioneers (b)	7,877	188,339
		277,577
Consumer Finance 0.93%
PRA Group, Inc. (a)	3,653	89,133

Diversified Consumer Services 6.63%
Bright Horizons Family Solutions, Inc. (a)	4,270	270,590
Grand Canyon Education, Inc. (a)	3,226	125,749
Nord Anglia Education, Inc. (a)(b)	12,464	241,677
		638,016
Diversified Financial Services 4.57%
MarketAxess Holdings, Inc.	3,717	440,316

Food & Staples Retailing 2.06%
United Natural Foods, Inc. (a)	6,411	197,844

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund
Schedule of Investments (Continued)
February 29, 2016 (Unaudited)

	Shares	Value
Health Care Equipment & Supplies 11.64%
Align Technology, Inc. (a)	4,409	$291,126
GenMark Diagnostics, Inc. (a)	7,496	37,105
Insulet Corp. (a)	3,405	104,329
LDR Holding Corp. (a)	5,228	108,481
Neogen Corp. (a)	5,785	284,911
NuVasive, Inc. (a)	4,051	169,332
Trinity Biotech, PLC - ADR	12,770	125,274
		1,120,558
Health Care Providers & Services 8.13%
Acadia Healthcare Co., Inc. (a)	4,461	247,184
ExamWorks Group, Inc. (a)	10,087	293,532
Molina Healthcare, Inc. (a)	3,903	242,142
		782,858
Health Care Technology 2.03%
Omnicell, Inc. (a)	7,127	195,066

Hotels, Restaurants & Leisure 2.13%
Buffalo Wild Wings, Inc. (a)	1,293	205,134

Internet Software & Services 6.38%
Carbonite, Inc. (a)	15,546	117,683
Envestnet, Inc. (a)	9,071	186,046
SPS Commerce, Inc. (a)	2,851	127,497
Stamps.com, Inc. (a)	1,547	183,366
		614,592
IT Services 1.60%
Euronet Worldwide, Inc. (a)	2,354	154,281

Life Sciences Tools & Services 3.54%
ICON, PLC (a)(b)	4,784	340,429

Machinery 3.52%
Proto Labs, Inc. (a)	2,293	149,205
Woodward, Inc.	4,045	189,913
		339,118

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund
Schedule of Investments (Continued)
February 29, 2016 (Unaudited)

	Shares	Value
Oil, Gas & Consumable Fuels 1.03%
RSP Permian, Inc. (a)	4,166	$99,609

Pharmaceuticals 2.21%
Akorn, Inc. (a)	3,070	81,631
Aratana Therapeutics, Inc. (a)	16,273	53,213
Intersect ENT, Inc. (a)	4,282	77,419
		212,263
Professional Services 6.61%
CEB, Inc.	4,137	224,515
On Assignment, Inc. (a)	5,084	167,823
WageWorks, Inc. (a)	5,055	243,499
		635,837
Semiconductors & Semiconductor Equipment 1.06%
Cavium, Inc. (a)	1,708	101,609

Software 8.69%
Ellie Mae, Inc. (a)	2,077	174,738
Imperva, Inc. (a)	2,377	104,279
Manhattan Associates, Inc. (a)	4,686	258,948
Proofpoint, Inc. (a)	1,697	79,488
Tyler Technologies, Inc. (a)	1,823	219,343
		836,796
Specialty Retail 2.63%
Five Below, Inc. (a)	6,602	253,187

Technology Hardware, Storage & Peripherals 2.52%
Super Micro Computer, Inc. (a)	7,479	242,843

Textiles, Apparel & Luxury Goods 3.62%
Oxford Industries, Inc.	2,793	202,856
Skechers U.S.A., Inc. (a)	4,438	146,099
		348,955
TOTAL COMMON STOCKS (Cost $10,211,537)		9,236,528

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund
Schedule of Investments (Continued)
February 29, 2016 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS 0.24%

Money Market Fund 0.24%
Fidelity Institutional Money Market Portfolio	23,211	$23,211
TOTAL SHORT-TERM INVESTMENTS
(Cost $23,211)		23,211

Total Investments (Cost $10,234,748) 96.19%		9,259,739
Other Assets in Excess of Liabilities 3.81%		366,962
TOTAL NET ASSETS 100.00%		$9,626,701

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.

Abbreviations:
ADR	American Depositary Receipt
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Geneva Advisors, LLC.

The accompanying notes are an integral part of these financial statements.

Geneva Emerging Markets Fund
Schedule of Investments
February 29, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS 97.88%

Argentina 1.31%
Banco Macro SA - ADR	803	$53,962

Brazil 5.29%
Ambev SA - ADR	13,358	57,974
Embraer SA - ADR	3,440	103,097
Valid Solucoes e Servicos de Seguranca em Meios de
Pagamento e Identificacao SA	5,880	56,024
		217,095
Chile 1.57%
Sociedad Quimica Minera de Chile SA - ADR	3,647	64,515

China 16.28%
Alibaba Group Holding Ltd. - ADR (a)	1,783	122,688
Autohome, Inc. - ADR (a)	3,363	82,427
Baidu, Inc. - ADR (a)	857	148,621
CNOOC Ltd. - ADR	676	71,048
PetroChina Co. Ltd. - ADR	1,038	68,031
TAL Education Group - ADR (a)	1,267	65,567
Tencent Holdings Ltd.	6,000	109,785
		668,167
Egypt 1.66%
Commercial International Bank Egypt SAE	19,257	68,103

Hong Kong 4.41%
AIA Group Ltd.	26,600	135,802
Vitasoy International Holdings Ltd.	27,500	45,388
		181,190
India 10.17%
HDFC Bank Ltd. - ADR	3,668	193,744
ICICI Bank, Ltd. - ADR	19,468	110,383
Infosys, Ltd. - ADR	4,650	78,213
Tata Motors, Ltd. - ADR	1,573	34,968
		417,308
Indonesia 2.46%
Indofood CBP Sukses Makmur Tbk PT	86,000	101,181

The accompanying notes are an integral part of these financial statements.

Geneva Emerging Markets Fund
Schedule of Investments (Continued)
February 29, 2016 (Unaudited)

	Shares	Value
Malaysia 3.54%
IHH Healthcare Bhd	95,500	$145,207

Mexico 13.09%
Alsea SAB de CV (a)	35,505	133,717
Controladora Vuela Compania de Aviacion
SAB de CV - ADR (a)	2,311	45,203
Fomento Economico Mexicano SAB de CV - ADR	1,420	132,898
Gruma SAB de CV	5,277	84,426
Grupo Aeroportuario del Centro Norte, SAB de CV	14,310	67,959
Grupo Financiero Banorte SAB de CV	14,533	73,354
		537,557
Papua New Guinea 1.46%
Oil Search Ltd.	12,635	59,758

Peru 5.11%
Credicorp Ltd.	1,088	127,557
Southern Copper Corp.	3,429	82,090
		209,647
Philippines 4.45%
Alliance Global Group, Inc.	188,230	57,109
Universal Robina Corp.	30,200	125,684
		182,793
Poland 2.80%
Eurocash SA	9,267	114,973

Republic of Korea 6.82%
Amorepacific Corp.	400	118,966
Samsung Electronic Co. Ltd.	169	161,111
		280,077
Russia 1.62%
Lukoil PJSC	1,886	66,614

South Africa 7.35%
Life Healthcare Group Holdings Ltd.	27,155	59,992
Naspers Ltd.	1,057	124,980
Sasol Ltd.	4,332	116,576
		301,548

The accompanying notes are an integral part of these financial statements.

Geneva Emerging Markets Fund
Schedule of Investments (Continued)
February 29, 2016 (Unaudited)

	Shares	Value
Taiwan 5.00%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	8,725	$205,474

Thailand 0.96%
Kasikornbank PCL	8,200	39,226

United Kingdom 1.31%
British American Tobacco PLC - ADR	494	53,668

United States 1.22%
Cognizant Technology Solutions Corp. (a)	876	49,915
TOTAL COMMON STOCKS (Cost $4,263,716)		4,017,978

SHORT-TERM INVESTMENTS 1.79%

Money Market Fund 1.79%
Fidelity Institutional Money Market Portfolio	73,382	73,382
TOTAL SHORT-TERM INVESTMENTS
(Cost $73,382)		73,382

Total Investments (Cost $4,337,098) 99.67%		4,091,360
Other Assets in Excess of Liabilities 0.33%		13,635
TOTAL NET ASSETS 100.00%		$4,104,995

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

Abbreviations:
ADR	American Depositary Receipt
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
PT	Perseroan Terbuka is an Indonesian term for a limited liability company.
SA	Abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SAB de CV	Sociedad Anonima Busastil de Capital Varible is a term for a publicly traded company in Mexico.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Geneva Advisors Funds
Statements of Assets & Liabilities
February 29, 2016 (Unaudited)

	All Cap	Equity	International
	Growth Fund	Income Fund	Growth Fund
ASSETS
Investments, at value (cost $99,142,342,
$189,332,647, and $17,170,193, respectively)	$134,779,128	$204,445,830	$17,212,394
Receivable for Fund shares sold	91,219	207,013	5,211
Receivable for investments sold	910,373	—	—
Dividends and interest receivable	44,479	475,511	20,991
Foreign currencies (cost $—, $—, and $50,174)	—	—	49,589
Receivable from Advisor	—	—	12,395
Other assets	53,146	21,600	6,405
TOTAL ASSETS	135,878,345	205,149,954	17,306,985

LIABILITIES
Payable for Fund shares redeemed	202,011	243,422	—
Payable for investments purchased	740,199	—	—
Due to custodian	2	11	1
Payable to affiliates	50,419	86,565	29,456
Payable to Advisor	79,901	39,130	—
Payable for distribution fees	11,344	3,493	1,238
Payable for shareholder servicing fees	23,114	14,170	2,712
Accrued expenses and other liabilities	38,088	27,419	31,882
TOTAL LIABILITIES	1,145,078	414,210	65,289
NET ASSETS	$134,733,267	$204,735,744	$17,241,696
Net assets consist of:
Paid-in capital	$101,455,527	$202,861,719	$19,604,567
Accumulated net investment income (loss)	(1,621,912)	503,868	(53,620)
Accumulated net realized loss	(737,134)	(13,743,026)	(2,350,764)
Net unrealized appreciation (depreciation) on:
Investments	35,636,786	15,113,183	42,201
Foreign currency translation	—	—	(688)
NET ASSETS	$134,733,267	$204,735,744	$17,241,696
CLASS R SHARES
Net assets	$22,952,931	$5,183,788	$878,707
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,051,481	186,302	46,087
Net asset value, redemption price and
offering price per share(1)	$21.83	$27.82	$19.07
CLASS I SHARES
Net assets	$111,780,336	$199,551,956	$16,362,989
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	4,965,052	7,149,152	849,551
Net asset value, redemption price and
offering price per share(1)	$22.51	$27.91	$19.26

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Statements of Assets & Liabilities (Continued)
February 29, 2016 (Unaudited)

	Small Cap	Emerging
	Opportunities	Markets
	Fund	Fund
ASSETS
Investments, at value (cost $10,234,748 and
$4,337,098, respectively)	$9,259,739	$4,091,360
Receivable for Fund shares sold	33,000	980
Receivable for investments sold	556,738	11,086
Dividends and interest receivable	2,095	3,391
Cash	—	21,381
Foreign currencies (cost $— and $15,448)	—	15,096
Due from custodian	—	17
Receivable from Advisor	25,938	37,593
Other assets	20,266	12,273
TOTAL ASSETS	9,897,776	4,193,177
LIABILITIES
Payable for investments purchased	224,091	39,824
Due to custodian	11	—
Payable to affiliates	20,913	26,074
Payable for distribution fees	176	111
Payable for shareholder servicing fees	599	165
Accrued expenses and other liabilities	25,285	22,008
TOTAL LIABILITIES	271,075	88,182
NET ASSETS	$9,626,701	$4,104,995
Net assets consist of:
Paid-in capital	$12,145,174	$4,917,157
Accumulated net investment loss	(82,766)	(8,787)
Accumulated net realized loss	(1,460,698)	(557,181)
Net unrealized depreciation on:
Investments	(975,009)	(245,738)
Foreign currency translation	—	(456)
NET ASSETS	$9,626,701	$4,104,995
CLASS R SHARES
Net assets	$431,047	$166,589
Shares of beneficial interest outstanding (unlimited number
of shares authorized, $0.001 par value)	25,162	11,638
Net asset value, redemption price and offering price per share(1)	$17.13	$14.31
CLASS I SHARES
Net assets	$9,195,654	$3,938,406
Shares of beneficial interest outstanding (unlimited number
of shares authorized, $0.001 par value)	532,775	274,380
Net asset value, redemption price and offering price per share(1)	$17.26	$14.35

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Statements of Operations
For the Period Ended February 29, 2016 (Unaudited)

	All Cap	Equity	International
	Growth Fund	Income Fund	Growth Fund
INVESTMENT INCOME
Dividend income(1)	$238,722	$2,183,590	$65,789
Interest income	4,293	14,687	268
TOTAL INVESTMENT INCOME	243,015	2,198,277	66,057

EXPENSES
Management fees	860,863	1,201,284	102,695
Administration fees	79,809	105,754	28,882
Distribution fees - Class R shares	32,412	7,185	1,219
Fund accounting fees	30,031	37,551	24,756
Transfer agent fees and expenses	25,461	101,577	13,526
Audit and tax fees	15,374	12,103	14,378
Shareholder servicing fees - Class R shares	12,964	2,874	488
Federal and state registration fees	11,390	17,071	9,641
Custody fees	9,009	13,246	7,422
Reports to shareholders	7,271	4,953	2,311
Chief Compliance Officer fees	6,006	4,464	4,464
Legal fees	4,596	4,626	5,081
Trustees’ fees	2,826	2,826	2,826
Interest expense	—	—	556
Other expenses	5,936	5,308	2,649
TOTAL EXPENSES	1,103,948	1,520,822	220,894
Less waivers and reimbursement
by Advisor (Note 4)	(197,709)	(309,479)	(115,936)
NET EXPENSES	906,239	1,211,343	104,958

NET INVESTMENT INCOME (LOSS)	(663,224)	986,934	(38,901)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	21,651	(13,222,095)	(917,340)
Net realized loss on foreign currency translation	—	—	(10,749)
Net change in unrealized
appreciation (depreciation) on:
Investments	(13,500,712)	(5,718,415)	(289,185)
Net foreign currency translation	—	—	85,271
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS	(13,479,061)	(18,940,510)	(1,132,003)
NET DECREASE IN NET ASSETS
FROM OPERATIONS	$(14,142,285)	$(17,953,576)	$(1,170,904)

(1)	Net of $820, $3,887, and $520 in foreign withholding tax and fees for the All Cap Growth Fund, Equity Income Fund, and International Growth Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Statements of Operations (Continued)
For the Period Ended February 29, 2016 (Unaudited)

	Small Cap	Emerging
	Opportunities	Markets
	Fund	Fund
INVESTMENT INCOME
Dividend income(1)	$18,432	$9,061
Interest income	500	221
TOTAL INVESTMENT INCOME	18,932	9,282

EXPENSES
Management fees	68,292	17,746
Administration fees	20,045	27,461
Distribution fees - Class R shares	541	231
Fund accounting fees	16,380	27,669
Transfer agent fees and expenses	9,009	8,372
Audit and tax fees	13,918	12,103
Shareholder servicing fees - Class R shares	216	92
Federal and state registration fees	13,627	23,993
Custody fees	11,792	9,281
Reports to shareholders	925	652
Chief Compliance Officer fees	4,464	4,545
Legal fees	4,712	4,277
Trustees’ fees	2,826	2,826
Other expenses	1,926	3,206
TOTAL EXPENSES	168,673	142,454
Less waivers and reimbursement by Advisor (Note 4)	(106,216)	(124,385)
NET EXPENSES	62,457	18,069

NET INVESTMENT LOSS	(43,525)	(8,787)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(992,949)	(336,020)
Net realized loss on foreign currency translation	—	(6,684)
Net change in unrealized appreciation (depreciation) on:
Investments	(378,060)	(25,532)
Net foreign currency translation	—	51,870
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS	(1,371,009)	(316,366)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,414,534)	$(325,153)

(1)	Net of $1,616 and $10,043 in foreign withholding tax and fees for the Emerging Markets Fund, and Small Cap Opportunities Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015
FROM OPERATIONS
Net investment loss	$(663,224)	$(1,556,897)
Net realized gain on investments	21,651	14,283,547
Net realized loss on foreign currency translation	—	(55)
Net change in unrealized depreciation on investments	(13,500,712)	(9,912,856)
Net increase (decrease) in net assets from operations	(14,142,285)	2,813,739

FROM DISTRIBUTIONS
Net realized gain on investments - Class R	(2,179,682)	(3,626,521)
Net realized gain on investments - Class I	(10,709,643)	(15,598,126)
Net decrease in net assets resulting from distributions paid	(12,889,325)	(19,224,647)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	1,055,752	2,916,968
Proceeds from shares sold - Class I	9,371,570	34,630,662
Net asset value of shares issued to shareholders
in payment of distributions declared - Class R	2,167,256	3,602,427
Net asset value of shares issued to shareholders
in payment of distributions declared - Class I	9,976,690	13,328,600
Payments for shares redeemed - Class R(1)	(2,730,376)	(10,105,287)
Payments for shares redeemed - Class I(2)	(19,997,814)	(58,267,416)
Net decrease in net assets from capital share transactions	(156,922)	(13,894,046)
TOTAL DECREASE IN NET ASSETS	(27,188,532)	(30,304,954)

NET ASSETS:
Beginning of Period	161,921,799	192,226,753
End of Period	$134,733,267	$161,921,799
ACCUMULATED NET INVESTMENT LOSS	$(1,621,912)	$5,236,623

(1)	Net of redemption fees of $0 and $521 and for the six months ended February 29, 2016 and the year ended August 31, 2015, respectively.
(2)	Net of redemption fees of $3,632 and $6,397 for the six months ended February 29, 2016 and the year ended August 31, 2015, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015
FROM OPERATIONS
Net investment income	$986,934	$2,095,992
Net realized gain (loss) on investments	(13,222,095)	2,061,336
Net change in unrealized depreciation on investments	(5,718,415)	(18,152,444)
Net decrease in net assets from operations	(17,953,576)	(13,995,116)

FROM DISTRIBUTIONS
Net investment income - Class R	(12,012)	(101,156)
Net investment income - Class I	(912,105)	(3,684,200)
Net realized gain on investments - Class R	(56,806)	(164,070)
Net realized gain on investments - Class I	(2,111,519)	(4,761,033)
Net decrease in net assets resulting from distributions paid	(3,092,442)	(8,710,459)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	143,902	1,121,569
Proceeds from shares sold - Class I	16,462,717	69,932,036
Net asset value of shares issued to shareholders
in payment of distributions declared - Class R	67,965	262,913
Net asset value of shares issued to shareholders
in payment of distributions declared - Class I	2,875,039	7,999,287
Payments for shares redeemed - Class R(1)	(627,625)	(2,443,594)
Payments for shares redeemed - Class I(2)	(21,446,702)	(60,051,194)
Net increase in net assets from capital share transactions	(2,524,704)	16,821,017
TOTAL DECREASE IN NET ASSETS	(23,570,722)	(5,884,558)

NET ASSETS:
Beginning of Period	228,306,466	234,191,023
End of Period	$204,735,744	$228,306,466
ACCUMULATED NET INVESTMENT INCOME (LOSS)	$503,868	$386,592

(1)	Net of redemption fees of $0 and $361 for the six months ended February 29, 2016 and the year ended August 31, 2015, respectively.
(2)	Net of redemption fees of $2 and $10,447 for the six months ended February 29, 2016 and the year ended August 31, 2015, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015
FROM OPERATIONS
Net investment loss	$(38,901)	$(28,603)
Net realized loss on investments	(917,340)	(1,017,654)
Net realized loss on foreign currency translation	(10,749)	(2,738)
Net change in unrealized appreciation (depreciation) on:
Investments	(289,185)	(2,285,295)
Net foreign currency translation	85,271	(85,951)
Net decrease in net assets from operations	(1,170,904)	(3,420,241)

FROM DISTRIBUTIONS
Net investment income - Class R	—	(572)
Net investment income - Class I	—	(18,582)
Net decrease in net assets resulting from distributions paid	—	(19,154)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	41,521	313,587
Proceeds from shares sold - Class I	1,565,564	6,819,868
Net asset value of shares issued to shareholders
in payment of distributions declared - Class R	—	572
Net asset value of shares issued to shareholders
in payment of distributions declared - Class I	—	18,489
Payments for shares redeemed - Class R(1)	(89,437)	(499,891)
Payments for shares redeemed - Class I(2)	(2,195,239)	(16,353,354)
Net decrease in net assets from capital share transactions	(677,591)	(9,700,729)
TOTAL DECREASE IN NET ASSETS	(1,848,495)	(13,140,124)

NET ASSETS:
Beginning of Period	19,090,191	32,230,315
End of Period	$17,241,696	$19,090,191

ACCUMULATED NET INVESTMENT LOSS	$(53,620)	$(40,349)

(1)	Net of redemption fees of $0 and $197 for the six months ended February 29, 2016 and the year ended August 31, 2015, respectively.
(2)	Net of redemption fees of $18 and 1,377 for the six months ended February 29, 2016 and the year ended August 31, 2015, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund
Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015
FROM OPERATIONS
Net investment loss	$(43,525)	$(46,222)
Net realized loss on investments	(992,949)	(104,670)
Net change in unrealized depreciation on investments	(378,060)	(606,024)
Net decrease in net assets from operations	(1,414,534)	(756,916)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	97,156	244,738
Proceeds from shares sold - Class I	2,032,572	11,440,823
Payments for shares redeemed - Class R(1)	(38,020)	(68,671)
Payments for shares redeemed - Class I(2)	(3,530,953)	(314,168)
Net increase in net assets from capital share transactions	(1,439,245)	11,302,722
TOTAL INCREASE IN NET ASSETS	(2,853,779)	10,545,806

NET ASSETS:
Beginning of Period	12,480,480	1,934,674
End of Period	$9,626,701	$12,480,480
ACCUMULATED NET INVESTMENT LOSS	$(82,766)	$(58,594)

(1)	Net of redemption fees of $0 and $92 for the six months ended February 29, 2016 and the year ended August 31, 2015, respectively.
(2)	Net of redemption fees of $0 and $1,968 for the six months ended February 29, 2016 and the year ended August 31, 2015, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Emerging Markets Fund
Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2016	Period Ended
	(Unaudited)	August 31, 2015(1)
FROM OPERATIONS
Net investment loss	$(8,787)	$4,496
Net realized loss on investments	(336,020)	(214,477)
Net realized loss on foreign currency translation	(6,684)	(1,447)
Net change in unrealized appreciation (depreciation) on:
Investments	(25,532)	(220,206)
Net foreign currency translation	51,870	(52,326)
Net increase in net assets from operations	(325,153)	(483,960)

FROM DISTRIBUTIONS
Net investment income - Class I	(3,049)	—
Net decrease in net assets resulting from distributions paid	(3,049)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	14,724	254,924
Proceeds from shares sold - Class I	2,840,040	2,737,503
Net asset value of shares issued to shareholders
in payment of distributions declared - Class I	2,380	—
Payments for shares redeemed - Class R(2)	(18,191)	(36,408)
Payments for shares redeemed - Class I(3)	(248,899)	(628,916)
Net increase in net assets from capital share transactions	2,590,054	2,327,103
TOTAL INCREASE IN NET ASSETS	2,261,851	1,843,143

NET ASSETS:
Beginning of Period	1,843,143	—
End of Period	$4,104,995	$1,843,143
ACCUMULATED NET INVESTMENT LOSS	$(8,787)	$4,496

(1)	The Emerging Markets Fund commenced operations on November 26, 2014
(2)	Net of redemption fees of $0 and $118 for the six months ended February 29, 2016 and the year ended August 31, 2015, respectively.
(3)	Net of redemption fees of $628 and 607 for the six months ended February 29, 2016 and the year ended August 31, 2015, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 29,
	2016	Year Ended August 31,
	(Unaudited)	2015		2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$26.08	$28.75		$25.59	$22.12	$22.69	$16.97

Income (loss) from
investment operations:
Net investment loss(1)	(0.14)	(0.33)		(0.37)	(0.14)	(0.24)	(0.29)
Net realized and unrealized
gain (loss) on investments	(1.94)	0.93		3.53	3.61	(0.34)	6.01
Total from investment operations	(2.08)	0.60		3.16	3.47	(0.58)	5.72

Less distributions paid:
From net realized
gain on investments	(2.17)	(3.27)		—	—	—	—
Total distributions paid	(2.17)	(3.27)		—	—	—	—
Paid-in capital from
redemption fees (Note 2)	—	0.00	(2)	0.00 (2)	0.00 (2)	0.01	0.00 (2)
Net Asset Value, End of Period	$21.83	$26.08		$28.75	$25.59	$22.12	$22.69
Total Return(3)	(9.04)%	2.27%		12.35%	15.69%	(2.51)%	33.71%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$22,953	$26,951		$33,299	$56,488	$51,033	$52,761
Ratio of expenses to average
net assets before waiver
and reimbursements(4)	1.70%	1.71	%(5)	1.62%	1.70%	1.71%	1.85%
Ratio of expenses to average
net assets after waiver
and reimbursements(4)	1.45%	1.46	%(5)	1.45%	1.45%	1.45%	1.50%
Ratio of net investment loss
to average net assets before
waiver and reimbursements(4)	(1.39)%	(1.46)%		(1.50)%	(0.84)%	(1.35)%	(1.62)%
Ratio of net investment loss
to average net assets after
waiver and reimbursements(4)	(1.14)%	(1.21)%		(1.33)%	(0.59)%	(1.09)%	(1.27)%
Portfolio turnover rate(3)	28.0%	53.0%		73.7%	89.3%	102.2%	57.8%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)
The ratio of expense to average net assets includes interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expense were 1.70% and 1.45%, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 29,
	2016	Year Ended August 31,
	(Unaudited)	2015		2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$26.78	$29.34		$26.03	$22.42	$22.91	$17.10

Income (loss) from
investment operations:
Net investment loss(1)	(0.10)	(0.24)		(0.29)	(0.06)	(0.16)	(0.20)
Net realized and unrealized
gain (loss) on investments	(2.00)	0.95		3.60	3.67	(0.33)	6.01
Total from investment operations	(2.10)	0.71		3.31	3.61	(0.49)	5.81

Less distributions paid:
From net realized
gain on investments	(2.17)	(3.27)		—	—	—	—
Total distributions paid	(2.17)	(3.27)		—	—	—	—
Paid-in capital from
redemption fees (Note 2)(2)	0.00	0.00		0.00	0.00	0.00	0.00
Net Asset Value, End of Period	$22.51	$26.78		$29.34	$26.03	$22.42	$22.91
Total Return(3)	(8.88)%	2.63%		12.72%	16.10%	(2.14)%	33.98%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$111,780	$134,970		$158,927	$194,844	$192,219	$104,310
Ratio of expenses to average
net assets before waiver
and reimbursements(4)	1.35%	1.36	%(5)	1.33%	1.35%	1.36%	1.59%
Ratio of expenses to average
net assets after waiver
and reimbursements(4)	1.10%	1.11	%(5)	1.10%	1.10%	1.10%	1.23%
Ratio of net investment loss
to average net assets before
waiver and reimbursements(4)	(1.04)%	(1.11)%		(1.26)%	(0.50)%	(1.00)%	(1.27)%
Ratio of net investment loss
to average net assets after
waiver and reimbursements(4)	(0.79)%	(0.86)%		(1.03)%	(0.25)%	(0.74)%	(0.91)%
Portfolio turnover rate(3)	28.0%	53.0%		73.2%	89.3%	102.2%	57.8%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)
The ratio of expense to average net assets includes interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expense were 1.35% and 1.10%, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 29,
	2016	Year Ended August 31,
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$30.65	$33.63	$28.90	$25.90	$23.34	$20.14

Income (loss) from
investment operations:
Net investment income(1)	0.08	0.18	0.30	0.30	0.27	0.26
Net realized and unrealized
gain (loss) on investments	(2.62)	(2.03)	6.30	2.89	2.59	3.20
Total from investment operations	(2.54)	(1.85)	6.60	3.19	2.86	3.46

Less distributions paid:
From net investment income	(0.00)	(0.43)	(0.45)	(0.19)	(0.30)	(0.25)
From net realized
gain on investments	(0.29)	(0.70)	(1.42)	—	0.00 (2)	(0.01)
Total distributions paid	(0.29)	(1.13)	(1.87)	(0.19)	(0.30)	(0.26)
Paid-in capital from
redemption fees (Note 2)	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Period	$27.82	$30.65	$33.63	$28.90	$25.90	$23.34
Total Return(3)	(8.16)%	(5.75)%	23.45%	12.36%	12.30%	17.20%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$5,184	$6,145	$7,808	$6,253	$4,831	$2,976
Ratio of expenses to average
net assets before waiver
and reimbursements(4)	1.73%	1.71%	1.72%	1.75%	1.83%	2.15%
Ratio of expenses to average
net assets after waiver
and reimbursements(4)	1.45%	1.45%	1.45%	1.45%	1.45%	1.49%
Ratio of net investment loss
to average net assets before
waiver and reimbursements(4)	0.28%	0.27%	0.67%	0.76%	0.69%	0.45%
Ratio of net investment loss
to average net assets after
waiver and reimbursements(4)	0.56%	0.53%	0.94%	1.06%	1.07%	1.11%
Portfolio turnover rate(3)	19.2%	52.4%	67.8%	88.0%	69.1%	21.1%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 29,
	2016	Year Ended August 31,
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$30.76	$33.73	$28.98	$25.98	$23.39	$20.18

Income (loss) from
investment operations:
Net investment income(1)	0.01	0.30	0.40	0.39	0.35	0.33
Net realized and unrealized
gain (loss) on investments	(2.52)	(2.04)	6.33	2.91	2.59	3.19
Total from investment operations	(2.51)	(1.74)	6.73	3.30	2.94	3.52

Less distributions paid:
From net investment income	(0.05)	(0.53)	(0.56)	(0.30)	(0.35)	(0.30)
From net realized
gain on investments	(0.29)	(0.70)	(1.42)	—	0.00 (2)	(0.01)
Total distributions paid	(0.34)	(1.23)	(1.98)	(0.30)	(0.35)	(0.31)
Paid-in capital from
redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Period	$27.91	$30.76	$33.73	$28.98	$25.98	$23.39
Total Return(3)	(7.99)%	(5.42)%	23.88%	12.76%	12.66%	17.49%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$199,552	$222,162	$226,383	$108,421	$87,750	$37,991
Ratio of expenses to average
net assets before waiver
and reimbursements(4)	1.38%	1.37%	1.37%	1.40%	1.47%	1.87%
Ratio of expenses to average
net assets after waiver
and reimbursements(4)	1.10%	1.10%	1.10%	1.10%	1.10%	1.23%
Ratio of net investment loss
to average net assets before
waiver and reimbursements(4)	(0.23%)	0.62%	0.99%	1.10%	1.03%	0.77%
Ratio of net investment loss
to average net assets after
waiver and reimbursements(4)	0.05%	0.89%	1.26%	1.40%	1.40%	1.41%
Portfolio turnover rate(3)	19.2%	52.4%	67.8%	88.0%	69.1%	21.1%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 29,				Period Ended
	2016		Year Ended August 31,		August 31,
	(Unaudited)		2015	2014	2013(1)
Net Asset Value, Beginning of Period	$20.34		$23.38	$20.49	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.07)		(0.10)	(0.06)	(0.03)
Net realized and unrealized
gain (loss) on investments	(1.20)		(2.93)	2.95	0.52
Total from investment operations	(1.27)		(3.03)	2.89	0.49

Less distributions paid:
From net investment income	—		(0.01)	—	—
Total distributions paid	—		(0.01)	—	—
Paid-in capital from redemption fees (Note 2)	—		0.00 (3)	0.00 (3)	—
Net Asset Value, End of Period	$19.07		$20.34	$23.38	$20.49
Total Return(4)	(6.24)%		(12.96)%	14.10%	2.45%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$879		$989	$1,340	$416
Ratio of expenses to average net assets
before waiver and reimbursements(5)	2.69	%(6)	2.46%	2.29%	17.90%
Ratio of expenses to average net assets
after waiver and reimbursements(5)	1.45	%(6)	1.45%	1.45%	1.45%
Ratio of net investment loss to average net
assets before waiver and reimbursements(5)	(1.99)%		(1.45)%	(1.12)%	(17.01)%
Ratio of net investment loss to average net
assets after waiver and reimbursements(5)	(0.75)%		(0.44)%	(0.28)%	(0.56)%
Portfolio turnover rate(4)	35.1%		71.0%	74.1%	11.9%

(1)	The Fund commenced operations on May 30, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Less than $0.005 per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)
The ratio of expense to average net assets includes interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expense were 1.69% and 1.45%, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 29,				Period Ended
	2016		Year Ended August 31,		August 31,
	(Unaudited)		2015	2014	2013(1)
Net Asset Value, Beginning of Period	$20.51		$23.51	$20.52	$20.00

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.04)		(0.02)	0.01	(0.02)
Net realized and unrealized
gain (loss) on investments	(1.21)		(2.96)	2.95	0.54
Total from investment operations	(1.25)		(2.98)	2.96	0.52

Less distributions paid:
From net investment income	—		(0.02)	—	—
Total distributions paid	—		(0.02)	—	—
Paid-in capital from redemption fees (Note 2)	0.00	(3)	0.00 (3)	0.03	—
Net Asset Value, End of Period	$(19.26)		$20.51	$23.51	$20.52
Total Return(4)	(6.09)%		(12.69)%	14.57%	2.60%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$16,363		$18,101	$30,890	$10,871
Ratio of expenses to average net assets
before waiver and reimbursements(5)	2.34	%(6)	2.09%	1.94%	6.81%
Ratio of expenses to average net assets
after waiver and reimbursements(5)	1.10	%(6)	1.10%	1.10%	1.10%
Ratio of net investment loss to average net
assets before waiver and reimbursements(5)	(1.64)%		(1.09)%	(0.78)%	(6.07)%
Ratio of net investment loss to average net
assets after waiver and reimbursements(5)	(0.40)%		(0.10)%	0.05%	(0.37)%
Portfolio turnover rate(4)	35.1%		71.0%	74.1%	11.9%

(1)	The Fund commenced operations on May 30, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Less than $0.005 per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)
The ratio of expense to average net assets includes interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expense were 2.34% and 1.10%, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 29,	Year Ended	Period Ended
	2016	August 31,	August 31,
	(Unaudited)	2015	2014(1)

Net Asset Value, Beginning of Period	$19.45	$18.26	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.10)	(0.24)	(0.16)
Net realized and unrealized gain (loss) on investments	(2.22)	1.42	(1.58)
Total from investment operations	(2.32)	1.18	(1.74)

Less distributions paid:
Paid-in capital from redemption fees (Note 2)	—	0.01	—
Net Asset Value, End of Period	$17.13	$19.45	$18.26
Total Return(3)	(11.93)%	6.52%	(8.70)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$431	$425	$245
Ratio of expenses to average net assets
before waiver and reimbursements(4)	3.31%	6.07%	15.30%
Ratio of expenses to average net assets
after waiver and reimbursements(4)	1.42%	1.55%	1.55%
Ratio of net investment loss to average
net assets before waiver and reimbursements(4)	(2.97)%	(5.70)%	(15.02)%
Ratio of net investment loss to average
net assets after waiver and reimbursements(4)	(1.08)%	(1.18)%	(1.27)%
Portfolio turnover rate(3)	43.8%	48.6%	156.9%

(1)	The Fund commenced operations on December 27, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 29,	Year Ended	Period Ended
	2016	August 31,	August 31,
	(Unaudited)	2015	2014(1)

Net Asset Value, Beginning of Period	$19.56	$18.30	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.07)	(0.18)	(0.12)
Net realized and unrealized gain (loss) on investments	(2.23)	1.43	(1.58)
Total from investment operations	(2.30)	1.25	(1.70)

Less distributions paid:
Paid-in capital from redemption fees (Note 2)	—	0.01	—
Net Asset Value, End of Period	$17.26	$19.56	$18.30
Total Return(3)	(11.76)%	6.89%	(8.50)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$9,196	$12,055	$1,690
Ratio of expenses to average net assets
before waiver and reimbursements(4)	2.95%	4.84%	11.14%
Ratio of expenses to average net assets
after waiver and reimbursements(4)	1.08%	1.20%	1.20%
Ratio of net investment loss to average net
assets before waiver and reimbursements(4)	(2.62)%	(4.48)%	(10.89)%
Ratio of net investment loss to average net
assets after waiver and reimbursements(4)	(0.75)%	(0.84)%	(0.95)%
Portfolio turnover rate(3)	43.8%	48.6%	156.9%

(1)	The Fund commenced operations on December 27, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Emerging Markets Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 29,	Period Ended
	2016	August 31,
	(Unaudited)	2015(1)

Net Asset Value, Beginning of Period	$15.37	$20.00

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.08)	0.02
Net realized and unrealized loss on investments	(0.98)	(4.65)
Total from investment operations	(1.06)	(4.63)

Less distributions paid:
Paid-in capital from redemption fees (Note 2)	—	0.02
Net Asset Value, End of Period	$14.31	$15.37
Total Return(3)	(6.90)%	(23.15)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$167	$182
Ratio of expenses to average net assets
before waiver and reimbursements(4)	(11.71)%	16.02%
Ratio of expenses to average net assets
after waiver and reimbursements(4)	1.60%	1.60%
Ratio of net investment loss to average
net assets before waiver and reimbursements(4)	(11.11)%	(14.24)%
Ratio of net investment loss to average
net assets after waiver and reimbursements(4)	(1.00)%	0.17%
Portfolio turnover rate(3)	46.5%	70.6%

(1)	The Emerging Markets Fund commenced operations on November 26, 2014.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Emerging Markets Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 29,	Period Ended
	2016	August 31,
	(Unaudited)	2015(1)

Net Asset Value, Beginning of Period	$15.39	$20.00

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.04)	0.05
Net realized and unrealized loss on investments	(0.99)	(4.66)
Total from investment operations	(1.03)	(4.61)

Less distributions paid:
From net investment income	(0.01)	—
Total distributions paid	(0.01)	—
Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.01
Net Asset Value, End of Period	$14.35	$15.39
Total Return(4)	(6.69)%	(23.05)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$3,938	$1,661
Ratio of expenses to average net assets
before waiver and reimbursements(5)	9.89%	17.31%
Ratio of expenses to average net assets
after waiver and reimbursements(5)	1.25%	1.25%
Ratio of net investment loss to average
net assets before waiver and reimbursements(5)	(9.23)%	(15.74)%
Ratio of net investment loss to average
net assets after waiver and reimbursements(5)	(0.59)%	0.38%
Portfolio turnover rate(4)	46.5%	70.6%

(1)	The Emerging Markets Fund commenced operations on November 26, 2014.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Less than $0.005 per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Notes to Financial Statements
February 29, 2016 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Geneva Advisors Funds (the “Funds”) represent distinct series with their own investment objectives and policies within the Trust.  The investment objective of the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Fund”), the Geneva Advisors International Growth Fund (the “International Growth Fund”), the Geneva Advisors Small Cap Opportunities Fund (the “Small Cap Opportunities Fund”) and the Geneva Advisors Emerging Markets Fund (the “Emerging Markets Fund”) is long-term capital appreciation.  The investment objective of the Geneva Advisors Equity Income Fund (the “Equity Income Fund”) is current income, with a secondary objective of modest capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  Each Fund currently offers Class R shares and Class I shares.  The two classes differ principally in their respective distribution expenses.  Each class of shares has identical rights and privileges except with respect to the distribution expenses and voting rights on matters affecting a single share class.  The All Cap Growth Fund commenced operations on September 28, 2007.  The Equity Income Fund commenced operations on April 30, 2010.  The International Growth Fund commenced operations on May 30, 2013.  The Small Cap Opportunities Fund commenced operations December 27, 2013.  The Emerging Markets Fund commenced operations on November 26, 2014.  Costs incurred by each Fund in connection with the organization, registration and the initial public offering of shares were paid by Geneva Advisors, LLC (the “Advisor”).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

Fund securities listed on the NASDAQ Stock Market, LLC. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day, or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national and foreign securities exchanges and over-the-counter markets as published by an approved pricing service (a “Pricing Service”).

Debt securities are valued at the mean in accordance with prices supplied by a Pricing Service.  A Pricing Service may use various valuation methods such as the mean between the bid and asked prices.  If the bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations.  Any discount or premium is accreted to amortize on a straight-line basis until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value, the securities will be priced at fair value.

Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its net asset value (“NAV”), whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Board will regularly evaluate whether the Funds fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 29, 2016:

All Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$131,576,190	$—	$—	$131,576,190
Total Equity	131,576,190	—	—	131,576,190
Short-Term Investments	3,202,938	—	—	3,202,938
Total Investments
in Securities	$134,779,128	$—	$—	$134,779,128

Equity Income Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$168,386,185	$—	$—	$168,386,185
Real Estate
Investment Trusts	16,895,858	—	—	16,895,858
Total Equity	185,282,043	—	—	185,282,043
Short-Term Investments	19,163,787	—	—	19,163,787
Total Investments
in Securities	$204,445,830	$—	$—	$204,445,830

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

International Growth Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$8,854,990	$8,158,402	$—	$17,013,392
Total Equity	8,854,990	8,158,402	—	17,013,392
Short-Term Investments	199,002	—	—	199,002
Total Investments
in Securities	$9,053,992	$8,158,402	$—	$17,212,394

Small Cap Opportunities Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$9,236,528	$—	$—	$9,236,528
Total Equity	9,236,528	—	—	9,236,528
Short-Term Investments	23,211	—	—	23,211
Total Investments
in Securities	$9,259,739	$—	$—	$9,259,739

Emerging Markets Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$2,367,522	$1,650,456	$—	$4,017,978
Total Equity	2,367,522	1,650,456	—	4,017,978
Short-Term Investments	73,382	—	—	73,382
Total Investments
in Securities	$2,440,904	$1,650,456	$—	$4,091,360

(1)	See the Schedule of Investments for industry or geographic classifications.

Transfers between Levels are recognized as of the beginning and end of the financial reporting period. There were no significant transfers between levels for the Funds.
The Funds did not hold any Level 3 securities throughout the period. The Funds did not hold any derivative instruments throughout the period.
(b)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

(c)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The Funds charge a 2.00% redemption fee on shares held less than sixty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. The following table details redemption fees retained by the Funds.

	Period Ended	Period Ended
	February 29, 2016	August 31, 2015

All Cap Growth Fund
Class R	$—	$521
Class I	3,632	6,397
Equity Income Fund
Class R	—	361
Class I	2	10,447

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

	Period Ended	Period Ended
	February 29, 2016	August 31, 2015

International Growth Fund
Class R	$—	$197
Class I	18	1,377
Small Cap Opportunities Fund
Class R	—	92
Class I	—	1,968
Emerging Markets Fund
Class R	—	118
Class I	628	607

(f)	Expenses

Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means. Expenses directly attributable to a class of shares, which presently only include distribution (12b-1) and service fees, are recorded to the specific class.

(g)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions using the specific identification method for best tax relief order. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters
The tax character of distributions paid to shareholders were as follows(1):

	Ordinary Income	Long-Term Capital Gains

All Cap Growth Fund
Year Ended August 31, 2015	$—	$19,224,647
Year Ended August 31, 2014	$—	$—

	Ordinary Income	Long-Term Capital Gains
Equity Income Fund
Year Ended August 31, 2015	$3,785,356	$4,925,103
Year Ended August 31, 2014	$3,413,556	$8,343,307

	Ordinary Income	Long-Term Capital Gains
International Growth Fund
Year Ended August 31, 2015	$19,154	$—
Year Ended August 31, 2014	$—	$—

(1)
There were no distributions paid to shareholders of the Small Cap Opportunities Fund during the fiscal periods ended August 31, 2015 and August 31, 2014.  There were no distributions paid to shareholders of the Emerging Markets Fund during the period ended August 31, 2015.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

As of August 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

		All Cap	Equity
		Growth Fund	Income Fund
Cost basis of investments for
federal income tax purposes		$117,033,630	$206,200,598
Gross tax unrealized appreciation		51,855,684	31,957,625
Gross tax unrealized depreciation		(3,476,938)	(9,907,949)
Net tax unrealized appreciation		48,378,746	22,049,676
Undistributed ordinary income		—	542,151
Undistributed long-term capital gain		12,889,292	2,168,272
Total distributable earnings		12,889,292	2,710,423
Other accumulated losses		(958,688)	(1,840,056)
Total accumulated gains		$60,309,350	$22,920,043

		Small Cap	Emerging
	International	Opportunities	Markets
	Growth Fund	Fund	Fund
Cost basis of investments for
federal income tax purposes	$18,952,630	$13,074,529	$2,118,603
Gross tax unrealized appreciation	1,694,722	665,033	41,094
Gross tax unrealized depreciation	(1,567,189)	(1,294,346)	(342,790)
Net tax unrealized
appreciation (depreciation)	127,533	(629,313)	(301,696)
Undistributed ordinary income	—	—	3,049
Undistributed long-term capital gain	—	—	—
Total distributable earnings	—	—	3,049
Other accumulated losses	(1,319,500)	(474,626)	(185,313)
Total accumulated gains (losses)	$(1,191,967)	$(1,103,939)	$(483,960)

The difference between book basis and tax basis of investments is attributable mainly to deferral of losses on wash sales and partnership basis adjustments.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended August 31, 2015, the following table shows the reclassifications made:

			International	Small Cap	Emerging
	All Cap	Equity	Growth	Opportunities	Markets
	Growth Fund	Income Fund	Fund	Fund	Fund
Undistributed
Net Investment
Income (Loss)	$4,277,935	$54,459	$25,630	$19,353	$(1,447)
Accumulated
Net Realized
Gain (Loss)	67	(221,736)	(9,009)	—	1,445
Paid-in Capital	(4,278,002)	167,277	(16,621)	(19,353)	2

At August 31, 2015, the International Growth and Small Cap Opportunities Fund had short-term capital losses of $132,479 and $249,961, respectively, which will be carried forward indefinitely to offset future realized capital gains.

At August 31, 2015, the following funds deferred, on a tax basis, late-year ordinary losses and post-October capital losses of:

	Ordinary Late	Post-October
	Year Loss	Capital Loss

All Cap Growth Fund	$(958,688)	$—
Equity Income Fund	—	—
International Growth Fund	(14,719)	(1,172,227)
Small Cap Opportunities Fund	(39,241)	(185,424)
Emerging Markets Fund	—	(184,829)

The Funds had no material uncertain tax positions and had not recorded a liability for unrecognized tax benefits as of August 31, 2015.  Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2015.  At August 31, 2015, the fiscal years 2012-2015 remained open to examination for the All Cap Growth Fund and the Equity Income Fund in each Fund’s major tax jurisdictions.  The fiscal years 2013-2015 remain open to examination for the International Growth Fund in the Fund’s major tax jurisdictions.  The fiscal years 2014-2015 remain open to examination for the Small Cap Opportunities Fund in the Fund’s major tax jurisdictions.  The fiscal year 2015 remains open to examination for the Emerging Markets Fund in the Fund’s major tax jurisdictions.

(4)	Investment Advisor
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Funds. Under the terms of the

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the following annual rates based on each Funds’ average daily net assets:

Rate
All Cap Growth Fund	1.10%
Equity Income Fund	1.10%
International Growth Fund	1.10%
Small Cap Opportunities Fund	1.20%
Emerging Markets Fund	1.25%

The Advisor has agreed to waive its management fee and/or reimburse each Fund’s other expenses through the expiration dates listed below, at the discretion of the Advisor and the Board of Trustees, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive generally of interest and tax expenses, brokerage commissions, acquired fund fees and expenses, extraordinary and non-recurring expenses such as litigation) do not exceed each Fund’s Expense Limitation Cap, listed below, of each Fund’s average daily net assets.

	Expense Limitation Cap
	Class R	Class I	Expiration Date
All Cap Growth Fund	1.45%	1.10%	December 29, 2016
Equity Income Fund	1.45%	1.10%	December 29, 2016
International Growth Fund	1.45%	1.10%	December 29, 2016
Small Cap Opportunities Fund*	1.15%	0.80%	December 31, 2018
Emerging Markets Fund	1.60%	1.25%	November 24, 2017

* Prior to January 1, 2016 the expense limitation was 1.55% and 1.20% for Class R and Class I, respectively.

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Funds’ expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three fiscal years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	All Cap	Equity	International	Small Cap	Emerging
	Growth	Income	Growth	Opportunities	Markets
	Fund	Fund	Fund	Fund	Fund
August 31, 2016	$313,084	$176,900	$73,646	$—	$—
August 31, 2017	583,375	522,690	233,519	130,117	—
August 31, 2018	425,449	648,625	253,291	199,489	197,427
February 28, 2019	197,709	309,479	115,936	106,216	124,385

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes them to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of each Fund’s average daily net assets of Class R shares for services to prospective Fund shareholders and distribution of Fund shares, and 0.10% of each Fund’s average daily net assets of Class R shares for shareholder servicing.  During the period ended February 29, 2016, the Funds incurred distribution and shareholder servicing fees as follows:

		Shareholder
	Distribution Fees	Servicing Fees
All Cap Growth Fund	$32,412	$12,964
Equity Income Fund	$7,185	$2,874
International Growth Fund	$1,219	$488
Small Cap Opportunities Fund	$541	$216
Emerging Markets Fund	$231	$92

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  Fees incurred for the period ended February 29, 2016, and owed as of February 29, 2016 are as follows:

	Incurred	Owed
All Cap Growth Fund	$79,809	$24,886
Equity Income Fund	$105,754	$33,347
International Growth Fund	$28,882	$10,428
Small Cap Opportunities Fund	$20,045	$6,987
Emerging Markets Fund	$27,461	$6,916

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees incurred for the period ended February 29, 2016, and owed as of February 29, 2016 are as follows:

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

Fund Accounting	Incurred	Owed
All Cap Growth Fund	$30,031	$8,395
Equity Income Fund	$37,551	$12,413
International Growth Fund	$24,756	$7,751
Small Cap Opportunities Fund	$16,380	$5,419
Emerging Markets Fund	$27,669	$7,707

Transfer Agency	Incurred(1)	Owed
All Cap Growth Fund	$25,461	$11,805
Equity Income Fund	$101,395	$34,254
International Growth Fund	$13,526	$7,327
Small Cap Opportunities Fund	$9,009	$2,445
Emerging Markets Fund	$8,372	$4,625

(1)	These amounts do not include sub-transfer agency fees, therefore may not agree to the Statements of Operations.

Custody	Incurred	Owed
All Cap Growth Fund	$9,009	$3,323
Equity Income Fund	$13,246	$5,083
International Growth Fund	$7,422	$2,479
Small Cap Opportunities Fund	$11,792	$4,593
Emerging Markets Fund	$9,281	$5,289

The All Cap Growth, Equity Income and International Growth Funds each have a line of credit with US Bank (see Note 9).
The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.
Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended February 29, 2016, and owed as of February 29, 2016 are as follows:

	Incurred	Owed
All Cap Growth Fund	$6,006	$2,010
Equity Income Fund	$4,464	$1,468
International Growth Fund	$4,464	$1,471
Small Cap Opportunities Fund	$4,464	$1,469
Emerging Markets Fund	$4,545	$1,537

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

(7)	Capital Share Transactions
Transactions in shares of the Funds were as follows:

All Cap Growth Fund
	Period Ended	Period Ended
Class R	February 29, 2016	August 31, 2015
Shares Sold	41,922	108,636
Shares Issued to Holders in
Reinvestment of Distributions	86,655	140,227
Shares Redeemed	(110,702)	(373,696)
Net Increase/(Decrease)	17,875	(124,833)

	Period Ended	Period Ended
Class I	February 29, 2016	August 31, 2015
Shares Sold	353,974	1,237,818
Shares Issued to Holders in
Reinvestment of Distributions	386,993	506,405
Shares Redeemed	(815,680)	(2,121,270)
Net Decrease	(74,713)	(377,047)

Equity Income Fund
	Period Ended	Period Ended
Class R	February 29, 2016	August 31, 2015
Shares Sold	5,032	33,848
Shares Issued to Holders in
Reinvestment of Distributions	2,258	7,921
Shares Redeemed	(21,490)	(73,413)
Net Increase	(14,200)	(31,644)

	Period Ended	Period Ended
Class I	February 29, 2016	August 31, 2015
Shares Sold	557,394	2,102,403
Shares Issued to Holders in
Reinvestment of Distributions	95,377	240,368
Shares Redeemed	(726,810)	(1,831,074)
Net Increase	(74,039)	511,697

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

International Growth Fund
	Period Ended	Period Ended
Class R	February 29, 2016	August 31, 2015
Shares Sold	2,108	13,837
Shares Issued to Holders in
Reinvestment of Distributions	—	25
Shares Redeemed	(4,675)	(22,520)
Net Increase/(Decrease)	(2,567)	(8,658)

	Period Ended	Period Ended
Class I	February 29, 2016	August 31, 2015
Shares Sold	77,046	297,637
Shares Issued to Holders in
Reinvestment of Distributions	—	823
Shares Redeemed	(110,116)	(729,903)
Net Increase/(Decrease)	(33,070)	(431,443)

Small Cap Opportunities Fund
	Period Ended	Period Ended
Class R	February 29, 2016	August 31, 2015
Shares Sold	5,336	11,733
Shares Issued to Holders in
Reinvestment of Distributions	—	—
Shares Redeemed	(2,048)	(3,260)
Net Increase	3,288	8,473

	Period Ended	Period Ended
Class I	February 29, 2016	August 31, 2015
Shares Sold	106,493	539,635
Shares Issued to Holders in
Reinvestment of Distributions	—	—
Shares Redeemed	(189,904)	(15,801)
Net Increase	(83,411)	523,834

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

Emerging Markets Fund
	Period Ended	Period Ended
Class R	February 29, 2016	August 31, 2015(1)
Shares Sold	964	13,848
Shares Issued to Holders in
Reinvestment of Distributions	—	—
Shares Redeemed	(1,161)	(2,013)
Net Increase	(197)	11,835

	Period Ended	Period Ended
Class I	February 29, 2016	August 31, 2015(1)
Shares Sold	182,953	143,315
Shares Issued to Holders in
Reinvestment of Distributions	152	—
Shares Redeemed	(16,659)	(35,381)
Net Increase	166,446	107,934

(1)	The Emerging Markets Fund commenced operations on November 26, 2014.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended February 29, 2016 are summarized below. There were no purchases or sales of U.S. government securities for the Funds.

				Small Cap	Emerging
	All Cap	Equity	International	Opportunities	Markets
	Growth Fund	Income Fund	Growth Fund	Fund	Fund

Purchases	$42,802,323	$39,952,667	$6,493,907	$4,755,563	$3,940,108
Sales	$57,023,872	$58,285,611	$7,285,503	$5,856,652	$1,349,619

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 29, 2016 (Unaudited)

(9)	Line of Credit

At February 29, 2016, the All Cap Growth, Equity Income and International Growth Funds, had lines of credit in the amount of $20,000,000, $14,000,000 and $2,000,000, respectively, which all mature August 12, 2016. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions. The credit facility is with the Funds’ custodian, U.S. Bank. Interest will be accrued at the prime rate of 3.50% (as of February 29, 2016).  The following table provides information regarding usage of the lines of credit for the period ended February 29, 2016.  There were no outstanding balances on the line of credit as of February 29, 2016.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing

International Growth Fund	27	$229,481	$556	$365,000	1/11/2016

* Interest expense is reported on the Statement of Operations.

(10)	Subsequent Event

The Fund has evaluated events and transactions that have occurred subsequent to February 29, 2016 and determined there were no subsequent events that would require recognition or disclosure in financial statements.

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Fund”), the Geneva Advisors Equity Income Fund (the “Equity Income Fund”), the Geneva Advisors International Growth Fund (the “International Growth Fund”), and the Geneva Advisors Small Cap Opportunities Fund (the “Small Cap Growth Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Geneva Advisors, LLC the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics), and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

Robert C. Bridges and John P. Huber, co-portfolio managers of the All Cap Growth Fund and Equity Income Fund, Gordon C. Scott, a co-portfolio manager of the Equity Income Fund, Daniel P. Delany, co-portfolio manager of the International Growth Fund and the Small Cap Opportunities Fund, Reiner M. Triltsch and Matthew K. Scherer, co-portfolio managers of the International Growth Fund and James L. Farrell, co-portfolio manager of the Small Cap Opportunities Fund as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program, and discussed the Adviser’s marketing activity and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the All Cap Growth Fund and the Equity Income Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2015, and the performance of the Institutional Class shares of the International Growth Fund and Small Cap Opportunities Fund for the year-to-date and one-year periods ended April 30, 2015.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the All Cap and Equity Income Funds on both an absolute basis and in comparison to a benchmark index (the Russell 3000 Growth Index for the All Cap Growth Fund, the S&P 500 Index for the Equity Income Fund).  The Trustees compared the performance of the International Growth Fund to the Russell Global ex US Index and the Small Cap Opportunities Fund to the Russell 2000 Growth Index.  The Trustees also compared each Fund’s performance to a peer group of similar funds as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end large growth funds for the All Cap Growth Fund and for the Equity Income Fund, a peer group of U.S. open end foreign large growth funds for the International Growth Fund, and a peer group of U.S. open end small growth funds for the Small Cap Opportunities Fund) (each a “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser similar to the Funds in terms of investment strategy.

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

The Trustees noted that the All Cap Growth Fund’s performance for the year-to-date, one-year, three-year and five-year periods ended April 30, 2015 was below the Morningstar Peer Group median for those periods, falling in the third quartile for the year-to-date and one-year periods and the fourth quartile for the three-year and five-year periods.  The Trustees further noted that the All Cap Growth Fund’s performance for the year-to-date period ended March 31, 2015 outperformed the Russell 3000 Growth Index, and for the one-year, three-year, five-year and since inception periods ended March 31, 2015 underperformed the Russell 3000 Growth Index.

The Trustees noted that the Equity Income Fund’s performance for the five-year period ended April 30, 2015 fell within the second quartile and ranked above the Morningstar Peer Group median.  The Trustees further noted that the Equity Income Fund’s performance for the year-to-date, one-year and three-year periods ended April 30, 2015 was below its peer group median and fell within third quarter for the year-to-date period and within the fourth quartile for the one-year and three-year periods.  The Trustees noted that the Equity Income Fund’s performance for the year-to-date and since-inception periods ended March 31, 2015 outperformed the S&P 500 Index, while the Fund’s performance for the one-year and three-year periods ended March 31, 2015 lagged the S&P 500 Index.

The Trustees noted that the International Growth Fund’s performance for the year-to-date and one-year periods ended April 30, 2015, was below the Morningstar Peer Group median for those periods and fell within the fourth and third quartiles, respectively.  The Trustees noted that the International Growth Fund’s performance for the since inception period ended March 31, 2015 outperformed the Russell Global ex US Index, while the Fund’s performance for the year-to-date and one-year period ended March 31, 2015 lagged that Index.

The Trustees noted that the Small Cap Opportunities Fund’s performance for the year-to-date and one-year periods ended April 30, 2015 ranked above the Morningstar Peer Group median and fell within the first quartile for each period.  The Trustees noted that the Small Cap Opportunities Fund’s performance for the year-to-date period ended March 31, 2015 outperformed the Russell 2000 Growth Index, while the Fund’s performance for the one-year and since inception periods ended March 31, 2015 lagged that Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided substantial subsidies for the Funds’ operations since each Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidizations undertaken by the Adviser, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 24, 2015 meeting and the August 4, 2015 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that unlike most mutual funds, including those in the Morningstar Peer Groups, the Funds’ operate under a unitary fee structure whereby many of the Funds’ ordinary operating expenses are paid by the Adviser out of its management fee.

The Trustees noted that the All Cap Growth Fund’s contractual management fee of 1.10% was the highest in its peer group, above its peer group average and median of 0.70%, which fell within the second quartile.  The Trustees observed that the All Cap Growth Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% for its Institutional Class shares fell within the fourth quartile, above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.94%, which fell at the top of the second quartile.  The Trustees then compared the fees paid by the All Cap Growth Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees noted that the Equity Income Fund’s contractual management fee of 1.10% was the highest in its peer group, above its peer group average and median of 0.75%, which fell at the top of the second quartile.  The Trustees observed that the Equity Income Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% for its Institutional Class shares, which fell into the fourth quartile, was higher than its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.96%, which fell within the second quartile.  The Trustees then compared the fees paid by the Equity Income Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees noted that the International Growth Fund’s contractual management fee of 1.10% was the highest in its peer group, above its peer group average of 0.81%, which fell within the second quartile.  The Trustees observed that the International Growth

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% for its Institutional Class shares, which fell into the second quartile, was equal to its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.10%, which also fell within the second quartile.  The Trustees then compared the fees paid by the International Growth Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees noted that the Small Cap Opportunities Fund’s contractual management fee of 1.20% fell within the fourth quartile, above its peer group average of 0.91%, which fell within the third quartile.  The Trustees observed that the Small Cap Opportunities Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.20% for its Institutional Class shares, which was at the top of the second quartile, was below its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.23%, which fell within the third quartile.  The Trustees then compared the fees paid by the International Growth Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that while the Adviser was not realizing profits in connection with its management of the International Growth Fund and the Small Cap Opportunities Fund, the Adviser’s profit from sponsoring the All Cap Growth Fund and the Equity Income Fund had not been, and currently was not, excessive and that the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support certain of the Funds’ operations.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Funds.  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee structure.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2016 as being in the best interests of the Funds and their shareholders.

Geneva Advisors Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Geneva Advisors Funds
Additional Information
(Unaudited)

Tax Information

The Funds designated the following percentages of ordinary dividends declared during the fiscal period ended August 31, 2015 as dividends qualifying for the dividends received deduction available to corporate shareholders:

All Cap Growth Fund	0.00%
Equity Income Fund	94.00%
International Growth Fund	100.00%
Small Cap Opportunities Fund	0.00%
Emerging Markets Fund	0.00%

The Funds designated the following percentages of ordinary dividends declared from net investment income during the fiscal period ended August 31, 2015, as qualified income under the Jobs and Growth Tax Relief Act of 2003:

All Cap Growth Fund	0.00%
Equity Income Fund	100.00%
International Growth Fund	100.00%
Small Cap Opportunities Fund	0.00%
Emerging Markets Fund	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-343-6382.

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	37	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 60		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
five portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	37	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 59		2001	(1986–present).		(an open-end
investment
company with
five portfolios).

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	37	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager, Ramius
Milwaukee, WI 53202		October 23,	Director, Chief		IDF fund
Age: 72		2009	Administrative		complex (two
			Officer (“CAO”) and		closed-end
			Chief Compliance		investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio);
Independent
Trustee, Gottex
Multi-Asset
Endowment fund
complex (three
closed-end
investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Alternatives
fund complex
(three closed-end
investment
companies)
(2010–2015).

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

Interested Trustee and Officers
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	37	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 53		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
five portfolios).

John P. Buckel	President	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC
Age: 58	Executive	2013	(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,	Services LLC
Age: 42	and	2013	(2002–present).
Principal
Financial
and
Accounting
Officer

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice President,	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Officer, Vice	July 1,	Services, LLC (January
Age: 55	President and	2014	2014–present); CCO
	Anti-Money		(2003–2013) and
	Laundering		Senior Vice President,
	Officer		Ariel Investments, LLC
(2010–2013); Vice
President, Ariel
Investments, LLC
(2003–2010).

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Adam W. Smith	Secretary	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.		Term; Since	President, U.S.
Milwaukee, WI 53202		May 29,	Bancorp Fund
Age: 34		2015	Services, LLC
(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012).

Jesse J. Schmitting	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund
Age: 33		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		January 22,	Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		April 23,	Services, LLC
Age: 28		2015	(2011–present);
Student, Illinois
State University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		July 1,	Services, LLC
Age: 28		2015	(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

PROXY VOTING POLICIES AND PROCEDURES (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-343-6382. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-343-6382, or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 1-877-343-6382 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Geneva Advisors Funds

Investment Advisor
Geneva Advisors, LLC
181 W. Madison Street, Suite 3575
Chicago, Illinois 60602

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     4/28/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     4/28/2016

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     4/28/2016

* Print the name and title of each signing officer under his or her signature.